Exhibit 10.1

JOINDER AND ASSUMPTION AGREEMENT

for

HOMEBANC CORP. and

HOMEBANC MORTGAGE CORPORATION

6/04 AMENDED AND RESTATED

SENIOR SECURED CREDIT AGREEMENT

Reference is made to the 6/04 Senior Secured Credit Agreement dated as of June 7, 2004 (as it may be supplemented, amended or restated from time to time, the “Current Credit Agreement”), among HOMEBANC CORP. (“HC”), HOMEBANC MORTGAGE CORPORATION (“HMC” and together with HC, the “Companies”), JPMORGAN CHASE BANK and the other lenders party thereto (the “Lenders”) and JPMORGAN CHASE BANK, as agent and representative of the Lenders (the “Agent”). Terms defined in the Current Credit Agreement and used but not defined differently herein have the same meanings here as there.

Effective as of the Joinder Date, as defined below, FIRST COMMERCIAL BANK, NEW YORK AGENCY (“Assumptor”), the New York licensed agency of a Republic of China banking corporation having an office at 750 Third Avenue, 34th Floor, New York, New York 10017, hereby joins in the Current Credit Agreement as a Lender. Assumptor hereby adopts and ratifies the Current Credit Agreement. Assumptor hereby accepts and assumes, to the extent of its Commitment and Advances, the rights and obligations of a Lender under the Current Credit Agreement arising on or after the Joinder Date. The Agent has furnished the Assumptor, and the Assumptor hereby acknowledges receipt of, true and complete copies of the Current Credit Agreement, the Custody Agreement and such other Facilities Papers as the Assumptor has requested.

From and after the Joinder Date the Assumptor shall be a party to and be bound by the provisions of the Current Credit Agreement and, to the extent of its Commitment and Advances, shall have the rights and obligations of a Lender thereunder to the extent arising on or after the Joinder Date.

Assumptor hereby confirms to and agrees with the other parties to the Current Credit Agreement as follows: (i) neither the Agent nor any other Lender has made or is making any representation or warranty or has assumed or is assuming any responsibility with respect to any statements, warranties or representations made in or in connection with the Current Credit Agreement or any other Facilities Papers or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Current Credit Agreement or any other Facilities Paper; (ii) neither the Agent nor any other Lender has made or is making any representation or warranty or has assumed or is assuming any responsibility with respect to the financial condition of the Company or any of its Affiliates or the performance or observance by the Company of any of its obligations under the Current Credit Agreement or any other Facilities Paper; (iii) Assumptor confirms that it has received a copy of the Current Credit Agreement and the 6/23/04 Amendment to Credit Agreement and a copy of the 6/04 Custody Agreement, together with copies of the financial statements of HMC dated December 31, 2003, pro forma post-IPO financial projections of HC, and such other documents and information as Assumptor has deemed appropriate to make its own credit analysis and decision to enter into this Joinder and

Assumption Agreement; (iv) independently and without reliance upon the Agent or any other Lender and based on such documents and information as Assumptor shall deem appropriate at the time, Assumptor will continue to make its own decisions in taking or not taking action under the Current Credit Agreement and the other Facilities Papers; (v) Assumptor appoints and authorizes the Agent to take such action as agent on its behalf and as its representative and to exercise such powers under the Current Credit Agreement and all related documents as are reserved or delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto and (vi) Assumptor agrees that it will perform in accordance with their terms all obligations that by the terms of the Current Credit Agreement or any other Facilities Paper are required to be performed by it as a Lender.

This Joinder and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any conflicts of laws principles that would require the application of the laws of another jurisdiction.

“Joinder Date”: September 10, 2004

Legal Name of Assumptor: FIRST COMMERCIAL BANK, NEW YORK AGENCY

Assumptor’s Address for Notices:

First Commercial Bank, New York Agency

750 Third Avenue, 34th Floor

New York, NY 10017

Attention: Yvonne Lin

Phone: (212) 599-6868 ext 216

Fax: (212) 599-6133

email: yvonnelin@firstbankny.com

Commitment assumed: Twenty Million Dollars ($20,000,000)

FIRST COMMERCIAL BANK, NEW YORK AGENCY, as Assumptor

By:	/s/ Bruce M. J. Ju
Name:	Bruce M. J. Ju
Title:	VP & GM

CONSENT AND RATIFICATION BY THE COMPANY, THE EXISTING LENDERS

AND THE AGENT

The undersigned hereby consent to the foregoing joinder and assumption and ratify the Current Credit Agreement. The Company agrees to execute and deliver to Assumptor a Senior Credit Note substantially in the form of Exhibit A-1 to the Current Credit Agreement in the face principal amount of Twenty Million Dollars ($20,000,000). Attached hereto are updates of Schedules LC and MAC to the Current Credit Agreement reflecting the Lenders’ (including the Assumptor’s) Committed Sums and the Aggregate Committed Sum on specified dates. To the current actual knowledge of each of the Company and the Agent, without special investigation, no Event of Default has occurred under the Current Credit Agreement that has not been declared in writing by the Agent to have been cured by the Company or waived by the Lenders.

HOMEBANC MORTGAGE CORPORATION		HOMEBANC CORP.

By:	/s/ Debra F. Watkins	By:	/s/ Debra F. Watkins
Name:	Debra F. Watkins	Name:	Debra F. Watkins
Title:	Executive Vice President	Title:	Executive Vice President

JPMORGAN CHASE BANK		U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Michael W. Nicholson	By:	/s/ William J. Umscheid
Name:	Michael W. Nicholson	Name:	William J. Umscheid
Title:	Senior Vice President	Title:	Vice President

KEY BANK NATIONAL ASSOCIATION		COMMERZBANK AKTIENGESELLSCHAFT NEW YORK BRANCH AND GRAND CAYMAN BRANCH

By:	/s/ Paul E. Henson	By:	/s/ A. E. Bruns, /s/ Joseph J. Hayes
Name:	Paul E. Henson	Name:	A. E. Bruns, Joseph J. Hayes
Title:	Executive Vice President	Title:	Vice President, Vice President

CALYON NEW YORK BRANCH		BNP PARIBAS NEW YORK BRANCH

By:	/s/ Sebastian Rocco, /s/ W. Jay Buckley	By:	/s/ B. Feigenbaum, /s/ L. Vanderzyppe
Name:	Sebastian Rocco, W. Jay Buckley	Name:	B. Feigenbaum, L. Vanderzyppe
Title:	Managing Director, Managing Director	Title:	Managing Director, Director

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY		SOVEREIGN BANK

By:	/s/ Kwong Yew Wong, /s/ Philip Cheong	By:	/s/ Charles Clark
Name:	Kwong Yew Wong, Philip Cheong	Name:	Charles Clark
Title:	Agent & GM, VP & Deputy GM	Title:	Senior Vice President

COLONIAL BANK, N.A.		BANK HAPOALIM

By:	/s/ Jennifer M. Branker	By:	/s/ J. Surless, /s/ L. Raffa
Name:	Jennifer M. Branker	Name:	J. Surless, L. Raffa
Title:	Vice President	Title:	VP, EVP & Corporate Manager

SCHEDULE LC

TO 6/04 CREDIT AGREEMENT

(September 10, 2004 Update)

The Lenders’ Committed Sums

Lender	Committed Sum from 6/7/04* through 8/3/04	Committed Sum from 8/4/04 through 9/9/04	Committed Sum from 9/10/04 through the Termination Date
JPMorgan	$0	$200,000,000	$200,000,000
Key Bank National Association	150,000,000	150,000,000	150,000,000
Commerzbank Aktiengesellschaft New York Branch and Grand Cayman Branch	0	0	0
U.S. Bank National Association	75,000,000	75,000,000	150,000,000
Calyon New York Branch	0	50,000,000	50,000,000
BNP Paribas	0	50,000,000	50,000,000
United Overseas Bank Ltd., New York Agency	0	50,000,000	50,000,000
Colonial Bank, N.A.	0	25,000,000	25,000,000
Bank Hapoalim	0	20,000,000	20,000,000
Sovereign Bank	0	20,000,000	20,000,000
First Commercial Bank, New York Agency	0	0	20,000,000
Aggregate Committed Sum	$225,000,000	$640,000,000	$735,000,000

*	Commitments actually became effective on the “Effective Date”, July 19, 2004.

SCHEDULE MAC

TO 6/04 CREDIT AGREEMENT

(September 10, 2004 Update)

(Updates of this Schedule are effective only if signed by a Vice President or more senior officer of JPMorgan Chase Bank, Agent)

The Maximum Aggregate Commitment from and after the following dates is as follows:

Maximum Aggregate Commitment	From and after	Update certified effective by the undersigned officer of JPMorgan Chase Bank, Agent
$525,000,000	June 7, 2004 through August 3, 2004

$755,000,000	August 4, 2004 through September 9, 2004	By:	/s/ Michael W. Nicholson

		Name:	Michael W. Nicholson
$775,000,000	September 10, 2004 through the Termination Date	Title:	Senior Vice President